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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 19, 1998


                        FIDELITY NATIONAL FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-9396               86-0498599
----------------------------           ------------       ----------------------
(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)       Identification Number)


                17911 Von Karman Avenue, Irvine, California 92614
                    (Address of principal executive offices)


                                 (714) 622-5000
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On March 19, 1998, the Board of Directors of Fidelity National Financial, Inc. elected certain individuals as directors of Fidelity National Financial, Inc. as follows:

               William Lyon         Director

               William Wehner       Director

Item 7.  Financial Statements and Exhibits

         (c)    Exhibits

         99(A) Press Release - March 31, 1998 - Fidelity National Financial, Inc. Announces Addition of Two Board Members.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIDELITY NATIONAL FINANCIAL, INC.


Dated: April 1, 1998                        /s/  M'LISS JONES KANE
                                            ------------------------------------
                                            M'Liss Jones Kane
                                            Senior Vice President
                                            General Counsel



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                                  EXHIBIT INDEX


        99(A) Press Release - March 31, 1998 - Fidelity National Financial, Inc. Announces Addition of Two Board Members